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EXHIBIT 19.1

Sallie Mae Student Loan Trust 1995-1
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee
Chase Manhattan Bank USA National Association
Christiana Center/OPS4
500 Stanton Christiana Road
Newark, Delaware 19713
Attn: John Cashin,
Corporate Trust Division
(302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

Sallie Mae Student Loan Trust 1996-1
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 1996-2
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 1996-3
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 1996-4
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 1997-1
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 1997-2
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 1997-3
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 1997-4
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 1998-1
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 1998-2
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 1999-1
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 1999-2
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 1999-3
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 2000-1
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 2000-2
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 2000-3
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 2000-4
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 2001-1
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 2001-2
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 2001-3
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 2001-4
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 2002-1
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from March 5, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 2002-2
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from March 28, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 2002-3
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from May 14, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 2002-4
Officer's Certificate

Indenture Trustee Deutsche Bank Trust Company Americas 280 Park Avenue 9th Floor New York, NY 10017 Attn: Michele Voon, Corporate Trust and Agency Group (212) 454-4354	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from July 9, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 2002-5
Officer's Certificate

Indenture Trustee The Bank of New York 2 North LaSalle Street Suite 1020 Chicago, IL 60602 Attn: Maricela Marquez (312) 827-8563	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from August 29, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 2002-6
Officer's Certificate

Indenture Trustee The Bank of New York 2 North LaSalle Street Suite 1020 Chicago, IL 60602 Attn: Maricela Marquez (312) 827-8563	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from November 5, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 2002-7
Officer's Certificate

Indenture Trustee The Bank of New York 2 North LaSalle Street Suite 1020 Chicago, IL 60602 Attn: Maricela Marquez (312) 827-8563	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from November 26, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SLM Student Loan Trust 2002-8
Officer's Certificate

Indenture Trustee The Bank of New York 2 North LaSalle Street Suite 1020 Chicago, IL 60602 Attn: Maricela Marquez (312) 827-8563	Eligible Lender Trustee Chase Manhattan USA National Association Christiana Center/OPS4 500 Stanton Christiana Road Newark, Delaware 19713 Attn: John Cashin, Corporate Trust Division (302) 428-3375

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from December 18, 2002 through December 31, 2002 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2002

STUDENT LOAN MARKETING ASSOCIATION, as Administrator

/s/ MICHAEL E. SHEEHAN Michael E. Sheehan, Vice President Student Loan Marketing Association	/s/ GREGORY A. SWARTZ Gregory A. Swartz, Authorized Agent Student Loan Marketing Association

SallieMaeServicing

SLM Student Loan Trust 1995-1
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of October 26, 1995 (as amended and restated as of April 26, 1996) has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 1996-1
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of March 6, 1996 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 1996-2
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of April 26, 1996 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 1996-3
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of July 9, 1996 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 1996-4
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of October 3, 1996 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 1997-1
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of March 20, 1997 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 1997-2
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of June 18, 1997 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 1997-3
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of September 11, 1997 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 1997-4
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of November 12, 1997 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 1998-1
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of March 19, 1998 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 1998-2
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of June 18, 1998 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 1999-1
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of June 29, 1999 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 1999-2
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of August 12, 1999 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 1999-3
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of December 1, 1999 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 2000-1
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of February 15, 2000 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 2000-2
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of March 28, 2000 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 2000-3
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of April 26, 2000 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 2000-4
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of September 26, 2000 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 2001-1
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of March 08, 2001 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 2001-2
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of June 07, 2001 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 2001-3
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of August 02, 2001 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 2001-4
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of December 12, 2001 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 2002-1
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from March 05, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of March 05, 2002 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 2002-2
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from March 28, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of March 28, 2002 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 2002-3
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from May 14, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of May 14, 2002 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 2002-4
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee Deutsche Bank Trust Company Americas 100 Plaza One, MS JCY03 0606 Jersey City, New Jersey 07311 Attn: Corporate Trust & Agency Group	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from July 09, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of July 09, 2002 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 2002-5
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee The Bank of New York One Wall Street New York, New York 10286 Attn: Corporate Trust-Structured Finance	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:	The Bank of New York 2 North LaSalle Street Suite 1020 Chicago, Illinois 60602 Attn: Corporate Trust-Structured Finance	The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from August 29, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of August 29, 2002 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 2002-6
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee The Bank of New York One Wall Street New York, New York 10286 Attn: Corporate Trust-Structured Finance	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:	The Bank of New York 2 North LaSalle Street Suite 1020 Chicago, Illinois 60602 Attn: Corporate Trust-Structured Finance	The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from November 05, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of November 05, 2002 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 2002-7
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee The Bank of New York One Wall Street New York, New York 10286 Attn: Corporate Trust-Structured Finance	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:	The Bank of New York 2 North LaSalle Street Suite 1020 Chicago, Illinois 60602 Attn: Corporate Trust-Structured Finance	The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from November 26, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of November 26, 2002 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

SallieMaeServicing

SLM Student Loan Trust 2002-8
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2002

TO:	Indenture Trustee The Bank of New York 101 Barclay Street, 12 East One New York, New York 10286 Attn: Corporate Trust-Structured Finance	Eligible Lender Trustee Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department

Copy:	The Bank of New York 2 North LaSalle Street Suite 1020 Chicago, Illinois 60602 Attn: Corporate Trust-Structured Finance	The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from December 18, 2002 through December 31, 2002 under this Agreement and under the Servicing Agreement dated as of December 18, 2002 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE SERVICING LP, as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ BARBARA A. DEEMER Barbara A. Deemer, Senior Vice President and Controller

/s/ ROBERT R. LEVINE Robert R. Levine, Executive Vice President, Servicing

11600 SALLIE MAE DRIVE • RESTON • VA • 20193 • TEL: 703.810.3000

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EXHIBIT 19.1